SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 14, 2011 (January 14, 2011)
                Date of report (Date of earliest event reported)


                            HQ GLOBAL EDUCATION INC.
               (Exact name of registrant as specified in Charter)

           Delaware                      333-150385              26-1806348
(State or other jurisdiction of         (Commission            (IRS Employee
 incorporation or organization)           File No.)          Identification No.)

           27th Floor, BOBO Fortune Center, No.368, South Furong Road
                    Changsha City, Hunan Province, 410007 PRC
                    (Address of Principal Executive Offices)

                               (86 731) 8782-8601
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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FORWARD-LOOKING STATEMENTS Statements contained in this Current Report on Form
8-K of HQ Global Education Inc. ("HQ" or the "Company"), other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "plan," "may," "should," "will," "would, ""will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in this report or other reports or documents we file with the Securities and Exchange Commission from time to time. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in the Company's Current Report Form 8-K filed with the Securities and Exchange Commission on February 12, 2010 and other documents the Company files from time to time with the Securities and Exchange Commission.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 14, 2011, the Company issued a press release regarding the Company's financial results for its first quarter of fiscal year 2011 ended November 30, 2010. ("Earnings Release"). A copy of the Earnings Release is attached hereto as
Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including the exhibits) is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by HQ under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURES.

To the extent required, the information included in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

                                       2
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Not applicable.

(c)  SHELL COMPANY TRANSACTIONS

Not Applicable

(d)  EXHIBITS.

99.1 Press Release issued by HQ Global Education, Inc., dated January 14, 2011, entitled "HQ Global Education Reports First Quarter Fiscal Year 2011 Operational and Financial Results."

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HQ Global Education, Inc.


Date: January 14, 2011                  By: /s/ Guangwen He
                                            ------------------------------------
                                            Guangwen He
                                            Chief Executive Officer


                                        By: /s/ Yunjie Fang
                                            ------------------------------------
                                            Yunjie Fang
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

                                       4
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                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------

99.1 Press Release issued by HQ Global Education, Inc., dated January 14, 2011, entitled "HQ Global Education Reports First Quarter Fiscal Year 2011 Operational and Financial Results."